Supplement Dated December 2, 2010 to Your Prospectus

Effective immediately, under the section “Fee Tables — Hartford Life Insurance Company” of your prospectus, under the table, “Charges Other Than Fund Operating Expenses,” footnote (2) for the mortality and expense risk charge is deleted and replaced with the following:

(2) The maximum mortality and expense risk charge for policy years 1 – 10 is equal to 0.75% per year. For policy years 11 – 20 it is equal to 0.50%.

This supplement should be retained with the Prospectus for future reference.

HV-8054